UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2003

CULLEN/FROST BANKERS, INC.
(Exact name of issuer as specified in its charter)

Texas	0-7275	74-1751768
(State of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

100 West Houston Street, San Antonio, Texas	78205
(Address of principal executive offices)	(Zip Code)

(210) 220-4011
(Registrant's telephone number,
including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits:

99.1	Press Release dated July 23, 2003 with respect to the Registrant's financial results for the quarter ended June 30, 2003

Item 9. Regulation FD Disclosure

   Attached, as Exhibit 99.1, is a press release issued by the Registrant on July 23, 2003 regarding its financial results for the three and six months ended June 30, 2003. This information is being furnished pursuant to Item 12 - Results of Operations and Financial Condition, of Form 8-K and is presented under Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. This information shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

By:	/s/ Phillip D. Green

Phillip D. Green
Group Executive Vice President
and Chief Financial Officer

Dated:	July 23, 2003

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated July 23, 2003 with respect to the Registrant's financial results for the quarter ended June 30, 2003